Product Name:	Aetos Capital Multi-Strategy Arbitrage Fund, LLC
As of January 31, 2005

Product Description:	The Aetos Capital Multi-Strategy Arbitrage Fund allocates its assets among a select group of funds that utilize a variety of arbitrage investment strategies including convertible arbitrage, merger arbitrage, statistical arbitrage and fixed income arbitrage.

Total Firm Assets[1]:	$3,025MM

Total FoHF:	$1,939MM

Total Strategy Assets[2]:	$1,239MM – Separate Accounts
$701MM – Funds/Portfolios

Auditor:	PricewaterhouseCoopers, LLP

Custodian:	SEI Private Trust Company, Inc.

Sub-Strategy Allocation[3]

Terms[4]
Management Fee	1.0% (0.75% on investments of $25mm+)
Performance Fee	10.0%
Hurdle Rate	T-bills
High Water Mark	Yes
Minimum Investment	$1 Million
Contributions	Monthly
Lock-Up	1 Year
Redemptions	Quarterly
Notice Period	60 Days

Investment Performance[5] (US$)
	2005	2004	2003	2002
January	0.21%	1.19%	1.66%	—
February	—	0.35%	0.72%	—
March	—	0.05%	0.92%	—
April	—	0.32%	1.19%	—
May	—	-0.06%	2.02%	—
June	—	0.18%	0.76%	—
July	—	-0.37%	-0.65%	—
August	—	0.26%	0.34%	—
September	—	-0.05%	1.43%	-0.20%
October	—	0.08%	0.88%	0.39%
November	—	0.84%	1.27%	1.21%
December	—	0.75%	1.01%	0.84%
Year to Date	0.21%	3.60%	12.16%	2.25%

Chief Investment Officer:	For More Information Please Contact:	Andrea Bollyky (212) 201-2518	abollyky@aetoscapital.com
Anne Casscells - Menlo Park, CA		David Tonkovich (212) 201-2532	dtonkovich@aetoscapital.com

Aetos Capital: Portfolios and Products

Assets Under Management:

[1]	Total Firm Assets =	Aetos Absolute Return - $1,939MM

Aetos Fund Advisory - $346MM

Aetos Real Estate - $740MM

[2]		Aetos Capital currently offers the following hedge fund of funds strategies to our clients:

Aetos Funds: SEC-registered, strategy-specific hedge fund of funds:
Aetos Capital Multi-Strategy Arbitrage Fund
Aetos Capital Distressed Investment Strategies Fund
Aetos Capital Long/Short Strategies Fund
Aetos Capital Market Neutral Strategies Fund

Aetos Portfolios: Tactical allocations to the Funds managed to specific return and volatility targets:
Aetos Capital Conservative Portfolio (lower volatility)
Aetos Capital Balanced Portfolio (moderate volatility)
Aetos Capital Growth Portfolio (higher volatility)

Custom Portfolios: Customized allocations to the Funds managed to client-specific return and volatility targets

Separate Accounts: Direct investments made in the client’s name with underlying managers

Portable Alpha Mandates: Can utilize both commingled vehicles and separate accounts

[3] Historical Allocations:

Dec-02		Dec-03		Mar-04		Jun-04		Sep-04
Strategy	%	Strategy	%	Strategy	%	Strategy	%	Strategy	%
Event Driven	32%	Event Driven	35%	Event Driven	34%	Event Driven	33%	Event Driven	61%
Convertible Arbitrage	0%	Convertible Arbitrage	4%	Convertible Arbitrage	3%	Convertible Arbitrage	3%	Convertible Arbitrage	9%
Fixed Income Arbitrage	32%	Fixed Income Arbitrage	26%	Fixed Income Arbitrage	37%	Fixed Income Arbitrage	32%	Fixed Income Arbitrage	19%
Credit Arbitrage	36%	Credit Arbitrage	26%	Credit Arbitrage	25%	Credit Arbitrage	31%	Credit Arbitrage	10%
Statistical Arbitrage	0%	Statistical Arbitrage	8%	Statistical Arbitrage	1%	Statistical Arbitrage	1%	Statistical Arbitrage	1%

[4] Terms:

Standard terms associated with an investment in the Funds through the investment program described in the prospectuses

[5] Investment Performance:

Performance figures shown are net of investment advisory and performance fees of 1.00% of assets annually and 10% of profits above the three month Treasury bill return, respectively, the maximum level of fees charged by Aetos to any account. The returns also reflect Fund level expenses, some of which have been waived and/or reimbursed by the Investment Advisor. Returns would have been lower without such waivers and reimbursements. Past performance is not indicative of future returns.

Absolute return investing involves substantial risks, including the risk of loss of invested capital. Absolute return investments are typically made through investments in illiquid, unregulated investment funds that employ sophisticated investment techniques, often involving derivatives and leverage, in a wide range of financial instruments and markets. These investments entail a wide variety of risks, which remain substantial notwithstanding the risk management practices we employ in selecting and monitoring funds we invest in.

Prospective investors should consider the investment objectives, risks, and the charges and expenses discussed above carefully before investing. The prospectus contains this and other information; a free copy of the prospectus may be obtained by calling 212-201-2540. Please read the prospectus carefully before investing.

Aetos Capital, LLC • 875 Third Avenue • New York, NY 10022 • (212) 201-2509

Aetos Alternatives Management, LLC • 2180 Sand Hill Road • Menlo Park, CA 94025 • (650) 234-1860